UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2020

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 18, 2020, Biostage, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “First Purchase Agreement”) with Dao Capital Group Limited (the “Purchaser”). Pursuant to and simultaneously with the execution of the First Purchase Agreement, the Company issued 75,000 shares of its common stock to the Purchaser at a purchase price of $4.00 per share.

On August 20, 2020, the Company entered into a second Securities Purchase Agreement (the “Second Purchase Agreement” and, together with the First Purchase Agreement, the “Purchase Agreements”) with the Purchaser. Pursuant to and simultaneously with the execution of the Second Purchase Agreement dated August 20, 2020, the Company issued 50,000 shares of its common stock to the Purchaser at a purchase price of $4.00 per share.

The representations, warranties and covenants contained in the Purchase Agreements were made solely for the benefit of the parties to the Purchase Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreements are included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the dates of the Purchase Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of Purchase Agreements and of all of the parties’ rights and obligations under the Purchase Agreements are qualified in their entirety by reference the First Purchase Agreement and the Second Purchase Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. In connection with the foregoing, the Company relied upon the exemptions provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering, and Rule 506 promulgated under the Securities Act of 1933, as amended, as to sales to accredited investors, and is in reliance on similar exemptions under state laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title
10.1	Securities Purchase Agreement by and between Biostage, Inc. and Dao Capital Group Limited, dated August 18, 2020.
10.2	Securities Purchase Agreement by and between Biostage, Inc. and Dao Capital Group Limited, dated August 20, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

August 20, 2020	/s/ Hong Yu
(Date)	Hong Yu
President